Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent events
Subsequent events

13. Subsequent events

Finalization of wind-up of DSCS Digital Supply Chain Solutions GmbH

On July 10, 2023, the wind-up of DSCS was finalized through its removal from the commercial register. With this step, the affairs of DSCS were fully wound up. The wind-up resulted in a gain amounting to kEUR 29, recognized in other operating income for the third quarter of 2023.

Letter of support issued to voxeljet India

voxeljet AG issued a letter of support to voxeljet India on July 12, 2023, to provide financial support to enable the subsidiary to meet its obligation or liabilities as and when they fall due. The guarantee is irrecoverable for at least 12 months from date of issue of this letter. Management assessed that it is unlikely that the subsidiary would exercise this letter of support.